UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

Stark Focus Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-237100	32-0610316
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

38 S Federal Highway #10-199, Dania Beach, FL 33004

(Address of Principal Executive Offices) (Zip Code)

(352) 562 – 0289

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  ☐ Yes    ☒ No

Item 4.01 Change in Registrant’s Certifying Accountant

On August 3, 2023, On March 10th 2022, the Board of Directors of Stark Focus Group, Inc, a Nevada corporation, approved the resignation of K.R. Margetson Ltd (“KM”), as our independent registered public accountant, effective immediately. Except as noted in the paragraph immediately below, the report of KM on the Company’s financial statements for the year ended December 31, 2022 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the year ended December 31, 2022, the Company has not had any disagreements with KM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the year ended December 31, 2022, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that KM furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

Concurrently therewith, we retained the firm of Gries & Associates, LLC (“Gries”), to audit our consolidated financial statements for our fiscal year ending December 31, 2023.

During the fiscal year ended December 31, 2022, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Gries regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Gries did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with KM on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KM, would have caused KM to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

16.1	Consent of K.R. Margetson Ltd

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stark Focus Group, Inc.

Date: August 3, 2023	By:	/s/ Cao Zhi Fen
Cao Zhi Fen CEO

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